UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2023 (November 13, 2023)

THE HEALING COMPANY INC.
(Exact name of registrant as specified in its charter)

Nevada	000-56551	26-2862618
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

135 W 50th Street, 2nd Floor, New York, New York	10020
(Address of principal executive offices)	(Zip Code)

+1 866-241-0670
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 13, 2023, the employment of Simon Belsham, the Chief Executive Officer of The Healing Company Inc. (the “Company”), terminated.

Effective November 13, 2023, Mr. Wanja S. Oberhof, age 37, was appointed by the Company’s Board of Directors (the “Board”) as the Company’s Interim Chief Executive Officer.

Mr. Oberhof is an entrepreneurial investor and beneficial owner of the family office WAOW Group. At the age of 14, he started his first business, an event company. Since then he has co-founded and invested in more than 40 companies worldwide. His other investments have included Livongo, Stripe, bolt, Global.AI, Social Chain, ATAI, Synbiotic, Bridgemaker, snowflakes, Compass Pathways, and The New Meat Company. Mr. Oberhof is a Co-Founder of the Company, the largest equity investor, a greater than 10% shareholder of the Company as the control person of Ingenious Investments AG and WAOW Entrepreneurship GmbH (“WAOW”), as well as the spouse of Anabel Oelmann, who is a co-founder and Director of the Company.

There are no arrangements or understandings between Mr. Oberhof and any other persons pursuant to which he was selected as Interim Chief Executive Officer. Mr. Oberhof, as the control person of WAOW and its related entities, is a party to certain related party transactions that have been disclosed, which disclosure is incorporated herein by reference, in the annual report of the Company for the fiscal year ended June 30, 2023, filed with the Securities and Exchange Commission on October 23, 2023.

On November 14, 2023, Ameeth Sankaran notified the Company of his decision to resign from the Company’s Board effective immediately. Mr. Sankaran’s resignation did not result from any disagreement with the Company on any matter related to the Company’s operations, policies or practices.

Item 8.01 Other Events.

On November 16, 2023, the Company agreed in principle with Mr. Oberhof, on behalf of himself and a group of investors to be identified, on a $3 million equity investment in the Company or one or more of its subsidiaries, on such terms as shall be mutually determined, and the preparation of definitive documentation.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HEALING COMPANY INC.

Date: November 17, 2023	By:	/s/ Wanja Oberhof
Name: Wanja Oberhof Title: Interim Chief Executive Officer

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